EXHIBIT 10.2
AMENDMENT TO S-76 NEW HELICOPTER SALES AGREEMENT
THIS AMENDMENT, dated as of the Acceptance Date stated below, by and between the Sikorsky Contracting Entity (“Sikorsky”) named below and the Buyer named below, hereby amends the S-76 New Helicopter Sales Agreement between the parties as follows:
     1. Definitions/Information for this Amendment

Buyer:	Offshore Logistics, Inc.
Sikorsky Contracting Entity:	Sikorsky Aircraft Corporation
Sikorsky Contract No.:	S76TD02065
Amendment No.:	1
     2. Amendment — Amend the S-76 Sales Agreements as follows:
     Revise Exhibit A. FOR THE 2002 DELIVERED AIRCRAFT ONLY, as follows:
     1. Add 6086 Collective guards.
     2. Add 8660 Rotor Pedals Lube Kit
     3. Add 9009 Vertical Pylon Access Panels, CSN-76-207
     4. Add 9011 Three (3) Corrosion Inspection Holes
     5. Add 8876 Cyclic Stick Position Guard
     6. Add 8301 Annuciator “Fuel Transfer Feed On”.
     7. Delete 9014 Meggitt Avionics CVR: SC500-120
     8. Add 9021 L3 CVR (replaces Meggitt SCR500-120)
     9. Add 9016: Life Vest Pouches (remove from fuel deck).
     10. Add 9017: Boarding Card Stowage on ERDA Seats.
     11. Add 9018: Covers and Drains on Flight Manual Holders.
     12. Add 9019: Delete Floor Cover and Add Non-Skid.
     13. Add 9020 Mobile 291 Engine Oil
     14. Change 9002 to read HUMS provisions (wire harness shelving)
     15. Add 3451 Standby Attitude Indicator ADI-335D to aircraft 527
     16. Add 3452 NAVLNAV2 switch for AD-335D to aircraft 527
*
     Payment and Price changes in Items 17 and 18 above reflect a credit to Buyer in the amount of $46,000 as a result of the specified configuration changes.
     19. Delete Exhibit D and substitute the attached Aircraft Envelope and Weight Breakdown charts.
3.	Reaffirmation — Except as modified above, all of the provisions of the Agreement remain the same, and the Agreement as modified hereby, is reaffirmed.
     IN WITNESS WHEREOF, this Amendment has been executed by each party’s authorized representative.

Offshore Logistics, Inc.:	Sikorsky Aircraft Corporation:
By: /s/ Drury A. Milke	By: /s/ Tommy H. Thomason
Name: Drury A. Milke	Name: Tommy H. Thomason
Title: Executive Vice President	Title: Vice President — Civil Programs
Date: February 12, 2003	Date: February 14, 2003